EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

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                                                                    Exhibit 32.1

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Vince A. Elhilow, President and Chief Executive Officer and Richard D. Aldred, Executive Vice President, Chief Financial Officer and Treasurer of Fidelity Bankshares, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the quarterly report of the Company on Form 10-Q and that to the best of his knowledge:

     (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and


     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this statement is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.


August 9, 2005                         /S/ Vince A. Elhilow
--------------                         -----------------------------------------
Date                                   President and Chief Executive Officer



August 9, 2005                         /S/ Richard D. Aldred
--------------                         -----------------------------------------
Date                                   Executive Vice President, Chief Financial
                                       Officer and Treasurer